Prudential International Value Fund,

a series of Prudential World Fund, Inc.

Prospectus Dated December 27, 2013

Supplement Dated December 10, 2014

At a meeting of the shareholders of the Prudential International Value Fund held on December 10, 2014, shareholders approved the fund reorganization described below:

Target Fund	Acquiring Fund
Prudential International Value Fund of Prudential World Fund, Inc.	Prudential International Equity Fund of Prudential World Fund, Inc.

Pursuant to this reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Target Fund will become shareholders of the Acquiring Fund. No sales charges will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, December 19, 2014. In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into Target Fund will be at the close of business on Friday, December 12, 2014.

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